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                                 THIRD AMENDMENT
                    TO THE MASTER LOAN AND SECURITY AGREEMENT

                  Third Amendment, dated as of June 6, 2000 (this "AMENDMENT"), to the Master Loan and Security Agreement, dated as of October 29, 1999 (as previously amended, supplemented or otherwise modified, the "EXISTING LOAN AGREEMENT", and as amended hereby, the "LOAN AGREEMENT"), between AAMES CAPITAL CORPORATION (the "Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., formerly MORGAN STANLEY MORTGAGE CAPITAL INC., (the "LENDER").

                                    RECITALS

                  The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                  The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended as set forth herein. Furthermore, the Lender, subject to the terms and conditions of this Amendment, has agreed to waive an existing Default as set forth herein.


                  Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended effective as of March 31, 2000 as follows:


                  SECTION 1. AMENDMENTS.


                           (a) Section 5.02(j) of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section:

                           "(j) TANGIBLE NET WORTH. Tangible Net Worth shall not be less than the sum of (i) $330,000,000 plus (ii) an amount equal to 75% of the aggregate positive Net Income (without deduction for quarterly losses) plus
                           (iii) 80% of net proceeds from the issuance of any equity securities of the Borrower or the making of any capital contributions to the Borrower, in either case after July 31, 2000."

                           (b) Section 7.14 of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section:

                           "7.14 MAINTENANCE OF TANGIBLE NET WORTH. The Borrower shall not permit Tangible Net Worth at any time to be less than the sum of (i) $315,000,000 plus (ii) an amount equal to 75% of the aggregate positive Net Income (without deduction for quarterly losses) plus
                           (iii) 80% of net proceeds from the issuance of any equity securities of the Borrower or the


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                           making of any capital contributions to the Borrower,
                           in either case after July 31, 2000."

                           (c) Section 7.16 of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section:

                           "7.16 MAINTENANCE OF PROFITABILITY. The Borrower
                  shall not permit for any period of two consecutive fiscal quarters (each such period, a "TEST PERIOD"), commencing with the two consecutive fiscal quarters ending September 30, 2000, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00."

                           (d) Section 8(m) of the Existing Loan Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section:

                           "(m)     Aames Financial Corporation's corporate bond
                  rating has been lowered or downgraded to a rating below
                  CCC- by S&P or Caa3 by Moody's; or"

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions precedent shall have been satisfied:

                  2.1 DELIVERED DOCUMENTS. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                           (a) AMENDMENT. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender;

                           (b) OTHER WAIVERS OR AMENDMENTS. A copy of a fully-executed amendment or waiver addressing any existing defaults under financial covenants with respect to each credit facility of the Borrower other than the Loan Agreement, in each case in form and substance satisfactory to the Lender; and

                           (c) OTHER DOCUMENTS. Such other documents as the Lender or counsel to the Lender may reasonably request.

                  2.2 NO DEFAULT. On the Amendment Effective Date, after giving effect to this Amendment, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.


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                  SECTION 3. REPRESENTATIONS AND WARRANTIES.

                  3.1 The Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

                  3.2 The Borrower hereby represents and warrants to the Lender that (a) attached as Exhibit A to this Amendment is a complete list of all other credit facilities to which the Borrower is a party and (b) after giving effect to the waivers or amendments referred to in Section 2.1(b) of this Amendment, all of which are in full force and effect, no "default" or "event of default" (however defined) exists under any such credit facility.

                  SECTION 4. EQUITY INVESTMENT. The Borrower shall arrange for an equity investment from Capital Z into Aames Financial Corporation in the aggregate amount of not less than FIFTY MILLION DOLLARS ($50,000,000), gross of expenses, which investment shall be in form and substance satisfactory to the Lender (the "EQUITY Investment"). The failure to (a) consummate at least $25,000,000 of the Equity Investment on or prior to June 30, 2000 or (b) consummate the entire Equity Investment on or prior to July 31, 2000, shall constitute an Event of Default under the Loan Agreement.

                  SECTION 5. LIMITED EFFECT. Except as expressly amended, waived and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; PROVIDED, HOWEVER, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note and (iv) the Custodial Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

                  SECTION 6. COUNTERPARTS. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.


                                        BORROWER

                                        AAMES CAPITAL CORPORATION



                                        By:          /s/ Jon D. Van Deuren
                                           ------------------------------------
                                            Name: Jon D. Van Deuren
                                            Title:  Senior Vice President


                                        LENDER

                                        MORGAN STANLEY DEAN WITTER
                                        MORTGAGE CAPITAL INC.(FORMERLY
                                        MORGAN STANLEY MORTGAGE
                                        CAPITAL INC.)



                                        By:          /s/ Andrew B. Neuberger
                                            -----------------------------------
                                            Name: Andrew Neuberger
                                            Title:  Vice President


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                                                                       EXHIBIT A
                                                                    TO AMENDMENT


                        CREDIT FACILITIES OF THE BORROWER
1. Warehouse Loan and Security Agreement, dated as of February 10, 2000, between Aames Capital Corporation and Greenwich Capital Financial Products, Inc.

2. Second Amended and Restated Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of April 28, 2000, by and between Lehman Commercial Paper Inc. and Aames Capital Corporation.


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